UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 19, 2010

ACME UNITED CORPORATION
(Exact name of registrant as specified in its charter)
__________________

Connecticut	001-07698	06-0236700
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
60 Round Hill Road, Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On April 19, 2010 UHY LLP (UHY), our independent registered public accounting firm, informed us that effective April 16, 2010, its New England practice was acquired by Marcum LLP.  UHY, which had been appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2010, also informed us that, as a result of this transaction, it has resigned effective April 19, 2010.

UHY audited our financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on our financial statements for those years did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequent to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided UHY with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”).  The Company requested that UHY furnish the Company with a letter addressed to the SEC stating whether it agrees with such statements.  The letter from UHY is included as Exhibit 16.1 to this report of Form 8-K.

(b) On April 19, 2010, the Audit Committee of the Company’s Board of Directors approved the appointment of Marcum LLP as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2010. Prior to such appointment, the Company had not consulted with Marcum LLP with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit Number	Description

16.1	Letter dated April 21, 2010 from UHY LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME UNITED CORPORATION

By	/s/ Walter C. Johnsen
Walter C. Johnsen Chairman and Chief Executive Officer

Dated:   April 21, 2010

By	/s/ Paul G. Driscoll
Paul G. Driscoll Vice President and Chief Financial Officer

Dated:   April 21, 2010

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated April 21, 2010 from UHY LLP